                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                                August 14, 1998
                            ------------------------
                Date of Report (Date of earliest event reported)

                         Lincoln National Corporation
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


          Indiana                    1-6028                   35-1140070
------------------------------   --------------          --------------------
(State or other jurisdiction      (Commission                (IRS Employer
       of incorporation)           File Number)          Identification No.)



             200 East Berry Street, Fort Wayne, Indiana  46802-2706
            --------------------------------------------------------
              (Address of principal executive offices)    (Zip Code)



                                 (219) 455-2000
                            ------------------------
                        (Registrant's telephone number)



                               Page 1 of 5 Pages
                            Exhibit Index on Page 5

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ITEM 5.  OTHER EVENTS.


     On August 14, 1998, Lincoln National Corporation (the "Company") sold a total of 8,000,000 FELINE PRIDES(SM) securities and 1,000,000 Preferred Securities of a subsidiary trust, Lincoln National Capital IV, for gross proceeds of $200 million. The FELINE PRIDES consist of (1) 7,000,000 Income PRIDES(SM), which are units comprised of a trust Preferred Security and a stock purchase contract under which the holders will purchase common stock from the Company in August, 2001 and (2) 1,000,000 Growth PRIDES(SM) which are units consisting of a fractional interest in a U.S. treasury security and a stock purchase contract under which the holders will purchase common stock from the Company in August, 2001. The distribution rate on the Income PRIDES is 7.75% per annum, and the distribution rate on the Growth PRIDES is 1.85% per annum. Under the stock purchase contracts, investors will be required to purchase shares of common stock of the Company for an effective price ranging between a minimum of $92.875 per share and a maximum of $111.45 per share, depending upon the price of the Company's common stock upon settlement of the purchase contracts in August, 2001. The Preferred Securities bear a coupon rate of 6.40%. The offering was underwritten by Merrill Lynch & Co., BT Alex. Brown and CIBC Oppenheimer. On August 21, 1998, the underwriters purchased an additional 1,200,000 Income PRIDES for gross proceeds of approximately $30 million upon the exercise of the underwriters' over-allotment option.

     Such securities has been registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3, as amended (Nos. 333-49201 and 333-49201-02)(the "Registration Statement") previously filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The following exhibits are being filed herewith in connection with such offering of FELINE PRIDES and Preferred Securities pursuant to the Registration Statement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


     (c) Exhibits.


   Exhibit
   Number                          Description
   -------                         -----------

     1.1     Underwriting Agreement dated August 10, 1998.

     1.2 Pricing Agreement dated August 10, 1998 among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, BT Alex. Brown and CIBC Oppenheimer.


     4.1 Amended and Restated Trust Agreement dated as of August 14, 1998, between the Company, as Depositor, and The First National Bank of Chicago, as Property Trustee, First Chicago Delaware, Inc., as Delaware Trustee, and the Administrative Trustees named therein.

     4.2 Form of 6.40% Trust Originated Preferred Security, Series D certificate.

     4.3 First Supplemental Indenture, dated as of August 14, 1998, between the Company and The First National Bank of Chicago, as Trustee.

     4.4 Form of 7.75% Junior Subordinated Deferrable Interest Debentures, Series D.

     4.5 Guarantee Agreement dated August 14, 1998, between the Company, as Guarantor, and The First National Bank of Chicago, as Guarantee Trustee.

     4.6 Purchase Contract Agreement, dated as of August 14, 1998, between the Company and The First National Bank of Chicago, as Purchase Contract Agent.

     4.7     Form of Income PRIDES certificate.

     4.8     Form of Growth PRIDES certificate.

     4.9 Pledge Agreement, dated as of August 14, 1998, among the Company, The Chase Manhattan Bank, as Collateral Agent, Custodial Agent and Securities Intermediary, and between the Company and The First National Bank of Chicago, as Purchase Contract Agent.

     4.10 Remarketing Agreement, dated as of August 14, 1998, among the Company, The First National Bank of Chicago, and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     8.1 Opinion of Sonneschein Nath & Rosenthal with respect to certain tax matters.




                               Page 3 of 5 Pages
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LINCOLN NATIONAL CORPORATION


                                        By /s/ John L. Steinkamp
                                           ---------------------------
                                           Name:   John L. Steinkamp
                                           Title:  Vice-President

Date: August 27, 1998








                               Page 4 of 5 Pages

                                EXHIBIT INDEX


Exhibit
Number                                  Description
-------                                 -----------

  1.1    Underwriting Agreement dated August 10, 1998.

  1.2 Pricing Agreement dated August 10, 1998 among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, BT Alex. Brown and CIBC Oppenheimer.

  4.1 Amended and Restated Trust Agreement dated as of August 14, 1998, between the Company, as Depositor, and The First National Bank of Chicago, as Property Trustee, First Chicago Delaware, Inc., as Delaware Trustee, and the Administrative Trustees named therein.

  4.2 Form of 6.40% Trust Originated Preferred Security, Series D certificate.

  4.3 First Supplemental Indenture, dated as of August 14, 1998, between the Company and The First National Bank of Chicago, as Trustee.

  4.4    Form of 7.75% Junior Subordinated Deferrable Interest Debentures,
         Series D.

  4.5 Guarantee Agreement dated August 14, 1998, between the Company, as Guarantor, and The First National Bank of Chicago, as Guarantee Trustee.

  4.6 Purchase Contract Agreement, dated as of August 14, 1998, between the Company and The First National Bank of Chicago, as Purchase Contract Agent.

  4.7    Form of Income PRIDES certificate.

  4.8    Form of Growth PRIDES certificate.

  4.9 Pledge Agreement, dated as of August 14, 1998, among the Company, The Chase Manhattan Bank, as Collateral Agent, Custodial Agent and Securities Intermediary, and between the Company and The First National Bank of Chicago, as Purchase Contract Agent.

  4.10 Remarketing Agreement, dated as of August 14, 1998, among the Company, The First National Bank of Chicago, and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

  8.1 Opinion of Sonnenschein Nath & Rosenthal with respect to certain tax matters.


                               Page 5 of 5 Pages